**IN THE UNITED STATES BANKRUPTCY COURT**
**FOR THE SOUTHERN DISTRICT OF TEXAS**
**HOUSTON DIVISION**

| | | |
|---|---|---|
| **IN RE:** | § | |
| | § | **NO. 13-33264** |
| **DIGERATI TECHNOLOGIES, INC.** | § | |
| | § | |
| **DEBTOR** | § | **(Chapter 11)** |

**PLAN SUPPLEMENT NAMING INDEPENDENT DIRECTOR IN CONNECTION WITH PLAN PROPONENTS' JOINT CHAPTER 11 PLAN OF REORGANIZATION**
**[Relates to Doc. 769]**

TO THE HONORABLE JEFF BOHM, CHIEF UNITED STATES BANKRUPTCY JUDGE:

CRAIG E. POWER, on behalf of the Plan Proponents of the Joint Chapter 11 Plan of Reorganization, presents this Plan Supplement and respectfully states as follows:

1. Section 6.8.1 of the Plan Proponents' Joint Chapter 11 Plan of Reorganization (the "Joint Plan") states that an independent director of the Debtor shall be named in a plan supplement to be filed by Craig Power on behalf of the Plan Proponents. In the event the Joint Plan is confirmed, then the Independent Director, Arthur Smith and William McIlwain are to act as directors of the Reorganized Debtor from and after the Confirmation Date of the Joint Plan until the Initial Shareholders' Meeting Post-Confirmation of the Reorganized Debtor's shareholders is held. Additionally, the Chairman of the first Board of Directors' meeting shall be the Independent Director.

2. The Plan Proponents interviewed and considered several candidates for the independent director position and have selected James J. Davis as the Independent Director. Mr. Davis is free of any known conflicts or associations which would prevent him from serving as the Independent Director. The Plan Proponents believe that Mr. Davis' education, experience and qualifications make him an ideal candidate to serve as Independent Director. Mr. Davis'

curriculum vitae is attached hereto as Exhibit "A."

3. The Plan Proponents believe James J. Davis to be a very qualified candidate for Independent Director for the following reasons:

a. He has experience as a director of a corporation and currently serves as a director of a not-for-profit entity;

b. He has served as a director on the board of a public company previously;

c. He has experience with SEC filings and with compliance with Regulation FD;

d. He has experience as an executive leading a company through a Chapter 11 Reorganization proceeding;

e. He has experience as an executive with a telecommunications company; and

f. He is truly independent, because he has no relationship, association, or connection with Debtor, any of the creditors, equity holders or parties in interest, officers of debtor or any of the attorneys in this proceeding.

Respectfully submitted,

**COKINOS, BOSIEN & YOUNG**

By: */s/ Craig E. Power*

CRAIG E. POWER
Federal Bar No. 3868
Bar No. 16210500
cpower@cbylaw.com
MISTY A. SEGURA
Federal Bar No. 30751
Bar No. 24033174
msegura@cbylaw.com
ABBIE G. SPRAGUE

Federal Bar No. 1125904
Bar No. 24074244
asprague@cbylaw.com
Four Houston Center
1221 Lamar Street, 16th Floor
Houston, Texas 77010-3039
(713) 535-5500
Fax: (713) 535-5533

**ATTORNEYS FOR CREDITORS TERRY DISHON, SHEYENNE HURLEY and HURLEY FAIRVIEW, LLC**

OF COUNSEL:
COKINOS, BOSIEN & YOUNG
1221 Lamar Street, 16th Floor
Houston, Texas 77010-3039
(713) 535-5500

**CERTIFICATE OF SERVICE**

I hereby certify that true and correct copies of the foregoing Plan Supplement were served on March 25, 2014 by Electronic filing and first class, U.S. Mail to Debtor, Debtor's Counsel, US Trustee, Counsel for the US Trustee, and all parties requesting notices as follows:

***DEBTOR:***
Digerati Technologies, Inc.
12603 Southwest Freeway, Suite 170
Stafford, Texas 77477

***DEBTOR'S COUNSEL:***
Deirdre Carey Brown
Edward L. Rothberg
Melissa Anne Haselden
Mazelle Sara Krasoff
HooverSlovacek, LLP
5847 San Felipe, Suite 2200
Houston, Texas 77057

***COUNSEL FOR ROBERT C. RHODES:***
George William Gore
Attorney at Law
801 Congress, Suite 350
Houston, Texas 77002

***COUNSEL FOR RHODES HOLDINGS, LLC:***
Johnie Patterson
Walker and Patterson,P.C.
P.O. Box 61301
Houston, Texas 77208

***COUNSEL FOR ROBERT L. SONFIELD, JR.:***
James D. Pierce
Attorney at Law
1 Sugar Creek Center, Suite 1080
Sugar Land, Texas 77478

***COUNSEL FOR WEM EQUITY CAPITAL INVESTMENTS, LTD.***
Johnie Patterson
Walker and Patterson,P.C.
P.O. Box 61301
Houston, Texas 77208

***COUNSEL FOR WILLIAM MCILWAIN:***
Lloyd E. Kelley
The Kelley Law Firm
2726 Bissonnet, Suite 240 PMB 12
Houston, Texas 77005

***COUNSEL FOR MCI PARTNERS:***

Roderick Glen Ayers, Jr.
Langley Banack Inc
745 E. Mulberry, Suite 900
San Antonio, Texas 78212-3166

Melissa Gomez
575 7th Street, NW
Washington, DC 20004

***COUNSEL FOR OLEUM CAPITAL, LLC***:
Stephen Ray Smith
Christian, Smith & Jewell, LLP
2302 Fannin, Suite 500
Houston, Texas 77002

Roderick Glen Ayers, Jr.
Langley Banack Inc
745 E. Mulberry, Suite 900
San Antonio, Texas 78212-3166

***US TRUSTEE*** **:**
Office of the US Trustee
515 Rusk Avenue, Suite 3516
Houston, Texas 77002

***COUNSEL FOR US TRUSTEE:***

Christine A. March
Office of the US Trustee
515 Rusk Street, Suite 3516
Houston, Texas 77002

**SEE ATTACHED SERVICE LIST**

*/s/ Craig E. Power*
CRAIG E. POWER

**SERVICE LIST**

**DIGERATI TECHNOLOGIES, INC.**

**Case No. 13-33264-H4-11**

Digerati Technologies, Inc.
Attn Arthur L. Smith
12603 Southwest Freeway, Suite 170
Stafford, TX 77477

Christine March
Office of the U.S. Trustee
515 Rusk, Room 3516
Houston, TX 77002

Securities & Exchange Commission
Attn Jolene M. Wise
175 W. Jackson Blvd Suite 900
Chicago, IL 60604-2908

**Taxing Authorities**

Internal Revenue Service
Insolvency Section
1919 Smith MAIL STOP HOU 5022
Houston, TX 77002

Internal Revenue Service
Centralized Insolvency Operations
P O Box 7346
Philadelphia, PA 19101-7346

Texas Comptroller of Public Accounts
Revenue Accounting Division
Bankruptcy Section
P O Box 12548
Austin, TX 78711-2548

Bexar County, City of San Antonio and North East I.S.D., San Antonio River Authority, Alamo Community College, Univ. Health System
c/o Linebarger Goggan Blair & Sampson LLP
Attn: David G. Aelvoet and Lilia Ledesma
711 Navarro Street, Suite 300
San Antonio, TX 78205

**Noticing Only:**

Nevada State Controller
Nevada State Capital Building
101 N. Carson St. Suite 5
Carson City, NV 89701-4786

**Noticing Agent:**

Epiq Bankruptcy Solutions, LLC
Attn: Lance Wickel and Jane Sullivan
757 Third Avenue
New York, New York 10017

**Secured Creditors:**

Terry Dishon
15242 39th Lane NW
Williston, ND 58801

Hurley Fairview, LLC
P.O. Box 200
Fairview, MT 59221

Hurley, Sheyenne Rae Nelson
P.O. Box 200
Fairview, MT 59221

Hurley Enterprises, Inc.
c/o Vess Hurley
P O Box 200
Fairview, MT 59221-0200

Dishon Disposal, Inc.
c/o Luci Dishon
15242 39th Lane NW
Williston, ND 5881

Sheyenne Hurley
PO Box 385
Fairview, MT 59221

Dishon Family Heritage Trust
c/o Terry Dishon
15242 39th Lane NW
Williston, ND 5881

Hurley Fairview, LLC, Sheyenne Rae Nelson Hurley, Terry Dishon, Riverfront Capital, LLC, Vess Hurley
c/o Craig E. Power
Cokinos Bosien & Young
1221 Lamar St., 16th Floor
Houston, TX 77010

**20 Largest Unsecured Creditors:**

American Express Travel Related Services Co., Inc.
c/o Becket and Lee LLP
P O Box 3001
Malvern, PA 19355-0701

American Stock Transfer & Trust Co., LLC
Attn Paul Kim
6201 15th Avenue
Brooklyn, NY 11219

ATV Texas Ventures IV, LP
Attn: Scott E. Crist
5090 Richmond Ave., Suite 319
Houston, TX 77056

ATVF II, LLC
Attn: Scott E. Crist
5090 Richmond Ave Suite 319
Houston, TX 77056

Broadridge ICS
P O Box 416423
Boston, MA 02241-6423

Bryant, Gary E.
980 Noble Champions Way
Argyle, TX 76226

Cox Smith Matthews Inc.
Attn Meghan E. Bishop
112 E Pecan Street Suite 1800
San Antonio, TX 78205

Dr. Alfonso Torres Roqueni
c/o George Kauss
858 Estes Avenue
San Antonio, TX 78209

Howell, John
744 Herman Avenue
Medford, OR 97501

Kane Russell Coleman & Logan, PC
Attn Michael P. Ridulfo
919 Milam, Suite 2200
Houston, TX 77002

Langley & Banack, Inc.
Attn Peter Kilpatrick/Glen Ayers
745 East Mulberry Suite 900
San Antonio, TX 78212-3166

MCI Partners, LLC
Attn David Gorham
12603 Southwest Freeway, Suite 170
Stafford, TX 77477

MCI Partners, LLC
c/o The Kelley Law Firm
Attn: Scott Hepford
2726 Bissonnet, Suite 240 PMB 12
Houston, TX 77005

TRC Master Fund LLC
Attn Terrel Ross
P O Box 633
Woodmere, NY 11598

Pratt & Flack, LLP
Attn: Paul D. Flack
Reagan D. Pratt
1331 Lamar Street, Suite 1250
Houston, TX 77042

Robert L. Sonfield, Jr.
Sonfield & Sonfield, P.C.
770 South Post Oak, Suite 435
Houston, TX 77056

Thermo Credit, LLC
c/o Seth Block, EVP
639 Loyola Avenue, Suite 2565
New Orleans, LA 70113

The Venturebanc, Inc.
c/o Fritz Voelker
6590 E. Dakota Ave
Denver, CO 80224-1247

Vantage Bank
f/k/a San Antonio National Bank
45 NE Loop 410, Suite 500
San Antonio, TX 78216

Vintage Filings
350 Hudson Street Suite 300
New York, NY 10014

Vess Hurley
PO Box 385
Fairview, MT 59221

Hurley Family Trust
c/o Vess Hurley
PO Box 385
Fairview, MT 59221

**Unsecured Creditors and Parties in Interest:**

Britts & Associates, LLP
3201 Cherry Ridge Suite A104
San Antonio, TX 78230

CNA Insurance
P O Box 790094
Saint Louis, MO 63179

Corporate Communications Center, Inc.
4030 Harry Hines Blvd.
Dallas, TX 75219

Davis Wright Tremaine LLP
Attn Randy Lowe
Suite 2200
1201 Third Avenue
Seattle, WA 98101-3045

Dearborn National
36788 Eagle Way
Chicago, IL 60678-1367

Edgar Agents, LLC
195 Route 9 South
Suite 204
Manalapan, NJ 07726

Estrada, Antonio
1807 Deer Ridge
San Antonio, TX 78232

The Eversull Group
Attn Jack Eversull
7229 Oakmont Drive
Frisco, TX 75034

Gaul and Dumont
924 Camaron
San Antonio, TX 78212

Gebhart, Eric
3346 Rosetti
San Antonio, TX 78247

In Sound Ideas Production Group, Inc.
1500 Precision Drive
Suite 130
Plano, TX 75074-8664

Oce Imagistics, Inc.
Attn Rupinder Singh
15004 Collection Center Dr.
Chicago, IL 60693-0150

Ozarka
Attn: Mazhar Ahmed
#215 6661 Dixie Hwy, Suite 4
Louisville, KY 40258

Pitney Bowes
P O Box 856390
Louisville, KY 40285-6390

Time Warner Cable
P O Box 60074
City of Industry, CA 91716-0074

NetSapiens, Inc.
920 Kline Street, Suite 400
La Jolla, CA 92037

NetSapiens, Inc.
P O Box 8588
La Jolla, CA 92038

Riverfront Capital, LLC
c/o Luci Dishon
15242 39th Lane NW
Williston, ND 5881

Luci Dishon
15242 39th Lane NW
Williston, ND 5881

Lunaria Heritage Trust
Attn: Douglas R. Bean
c/o Lloyd Kelley
2726 Bissonnet Ste 240 PMB 12
Houston, Texas 77005

Smith, Arthur L.
8023 Hermosa Hill
San Antonio, TX 78256

Southpaw Trust
Attn: Stan Miller
ILP + McChain Miller Nissman
10809 Executive Center Dr. Suite 320
Little Rock, AR 72211

Rainmaker Trust
c/o Bert Tarrant "Terry" Dunken, Trustee
2203 Greenhaven Dr.
Sugar Land, TX 77479

Connie Gorham
1778 Morning Glory Lane
Pocatello, ID 83201-1960

Scott Hepford
261 River Ridge
Spring Branch, Texas 78070-5452

**Litigation Parties:**

Robert C. Rhodes
615 Longview Drive
Sugar Land, TX 77478

Rhodes Holding, LLC
c/o Robert C. Rhodes
615 Longview Drive
Sugar Land, TX 77478

William E. McIlwain
3111 Rosemary Park Lane
Houston, TX 77082

Delta S. Ventures, LP
c/o William E. McIlwain
3111 Rosemary Park Lane
Houston, TX 77082

Gregg Jaclin
c/o Jason C. Norwood
Renshaw Norwood, PLLC
2900 Weslayan, Suite 230
Houston, TX 77027

Oleum Capital, LLC
c/o James W. Christian
Stephen Ray Smith
Stephen H. Cagle, Jr.
Christian, Smith & Jewell, LLP
2302 Fannin, Suite 500
Houston, TX 77002

Oleum Capital, LLC
c/o Mark E. Ferrario
Greenberg Traurig
3773 Howard Hughes Parkway
Suite 400 North
Las Vegas, NV 89169

Scott Hepford
c/o George W. Gore
The Gore Law Firm
6200 Savoy, Suite 1150
Houston, TX 77036

Lunaria Heritage Trust
c/o George W. Gore
The Gore Law Firm
6200 Savoy, Suite 1150
Houston, TX 77036

Robert L. Sonfield, Jr., P.C.
c/o Robert M. Corn
2000 The Lyric Centre
440 Louisiana Street
Houston, TX 77002-1636

Rainmaker Ventures II, Ltd.
c/o Hunter M A Carr
P.O. Box 421566
Houston, TX 77242

Recap Marketing & Consulting, LLP
1 Sugar Creek Center, Suite 1080
Sugar Land, TX 77478

Hunter M A Carr
P.O. Box 421566
Houston, TX 77242

Gary Haak
12603 Southwest Freeway, Suite 170
Stafford, TX 77479

David L. Gorham
1778 Morning Glory Lane
Pocatello, ID 83201-1960

Lou Soumas
12603 Southwest Freeway, Suite 170
Stafford, TX 77477

Bert Tarrant "Terry" Dunken, Jr.
2203 Greenhaven Dr.
Sugar Land, TX 77479

Sheryl "Sherri" Dunken
2203 Greenhaven Dr.
Sugar Land, TX 77479

Southpaw Trust
Attn Bert Tarrant "Terry" Dunken, Jr.
2203 Greenhaven Dr.
Sugar Land, TX 77479

John R. Fleming
5407 Cuesta Verde
Austin, TX 78746

Murray Nye
39 Bloomer Crescent
Winnipeg, Manitoba
Canada R3R 3V3

Antonio Estrada
1807 Deer Ridge
San Antonio, TX 78232

Harold P. Gewerter
Harold P. Gewerter, Esq, Ltd.
5536 S. Fort Apache Road, Suite 102
Las Vegas, NV 89148

Cloud Capital Corp
Hunter M A Carr
P.O. Box 421566
Houston, TX 77242

Lloyd E. Kelley
Lloyd E. Kelley & Associates
2726 Bissonnet, Suite 204, PMB 12
Houston, TX 77005

George W. Gore
The Gore Law Firm
6200 Savoy, Suite 1150
Houston, TX 77036

James Pierce
One Sugar Creek Center Blvd.
Suite 1080
Sugar Land, TX 77478

Darryl Spiller
2726 Bissonnet, Suite 204, PMB 12
Houston, TX 77005

Arcelia Trevino
The Law Office of Arcelia Trevino
The Milam Building
115 E. Travis, Suite 526
San Antonio, TX 78205

James Wesley Christian
Gary M. Jewell
Christian, Smith & Jewell, LLP
2302 Fannin St., Suite 500
Houston, TX 77002

Larry Macon
Akin Gump Schauer & Feld, LLP
300 Convent Street, Suite 4500
San Antonio, TX 78205

WEM Equity Capital Investments, Ltd
William E. McIlwain
3111 Rosemary Park Lane
Houston, TX 77082

Scott Hepford
c/o George W. Gore
The Gore Law Firm
6200 Savoy, Suite 1150
Houston, TX 77036

Philip W. Johnston
26 King Street St. Pacome
Quebec GOL 3X0
Canada

Cloud Capital
c/o Registered Agent
613 Saddle Rider Court
Henderson, NV 89011

Cloud Capital
c/o Hunters M.A. Carr, President
8515 Jackrabbit Rd., Suite 5(8)
Houston, TX 77095

Philip Johnston
PMB 7, Pond Street
Turks & Caicos Islands, B.W.I.

Johnie Patterson
P O Box 61301
Houston, TX 77208

Wesley Middleton
Middleton Raines
9525 Katy Freeway, Suite 410
Houston, TX 77024-1416

Jay K. Farwell
Gardner Law
745 East Mulberry Avenue, Suite 500
San Antonio, TX 78212-3154

Vantage Bank
c/o Akin & Akin, LLP/R. Harry Akin
31 N. Main St., Suite A
P O Box 271
Elgin, TX 78621-0271

American Equity Fund LLC
1 Sugar Creek Center, Suite 1080
Sugar Land, TX 77478

Paul Michael Bellottie
17459 Ray Ave.
Allen Park, MI 48101

James Vicent Bellottie
17459 Ray Ave.
Allen Park, MI 48101

Joseph A. Bellottie
22749 Woodcreek Drive
Taylor, MI 48180-9321

Steven J. Colompos
12910 S. Golfview
Palos Heights, IL 60463

Matthew Danaher
6157 N Leader
Chicago, IL 60646

Gerard C. and Patricia A. Dentinger
729 Riford Road
Glen Ellyn, IL 60137

Ralph W. Dibugnara
16 Weaver Street
Staton Island, NY 10312

James Walton Ferber Cust.
Jonathan James Ferber
Under the WI UNIF TRAN MIN ACT
10914 W. Michigan St.
Waumatosa, WI 53226-3706

Jana Gril
102 Elliot Street
Passaic, NJ 07055

Adeline Kassner
219 Country Wood
San Antonio, TX 78216

Earl L. Long
6119 Yale St.
Amarillo, TX 79109-6724

Oleum Capital LLC
The Kelley Law Firm Attn Scott Hepford
2726 Bissonnet Suite 240 PMB 12
Houston, TX 77005

Orie Pronozuk
140 Ward Road
Eureka Springs, AR 72631

Rainmaker II Ventures Ltd.
1 Sugar Creek Center
Suite 1080
Sugar Land, TX 77478

David Kevin Reyburn &
Robin Reyburn JTWROS
630 Bailey Lane
Rochester, IN 46975

Thomas H. and Barbara Riley
2601 NE 3rd Ct. Unit 412
Boynton Beach, FL 33435

Luis A. Rodriguez
13259 Ankerton St.
Whittier, CA 90601

Diane A. Rozinsky
11508 Burton Court
Westchester, IL 60154-5906

Diane A. Rozinsky
c/o American Stock Transfer & Trust
6201 15th Ave
Brooklyn, NY 11219-5498

TD Ameritrade
1005 Worth Ameritrade Place
Bellevue, NE 68005

Rodney D. Wheeler &
Doris L. Wheeler
631 Robinhood
San Antonio, TX 78209

Von H Dixon and Ann P Dixon TEN COM
1329 FM 473
Boerne, TX 78006

Alia Moses Ludlum
P O Box 1485
Del Rio, TX 78841

Lloyd Norman Boudreaux and
Margaret Jean Boudreaux JT TEN
6567 Rolling Oak Drive
Montgomery, TX 77316-6914

Charles & Margaret Chapman
308 MacArthur Drive
Ville Platte, LA 70586

Robert William Tausend
1036 Heather Ct.
Fox River Grove, IL 60021

Maureen Shutvet
IRA R/o ETRADE Custodian
56 South Elmwood Ave.
Paletine, IL 60074

TR Capital Management, LLC
336 Atlantic Avenue, Suite 302
East Rockaway, NY 11518-1124

Don Murphy Collector
Zwicker & Associates, P C
Attn John Whealan and Don Murphy
80 Minuteman road
Andover, MA 01810-1008

Manny Varghese and Theresa Varghese
4868 Wild Heron Way
Jacksonville, FL 32225-1056

Penny K. Habbeshaw
Habbeshaw Kalmans P.C.
9901 IH 10 West, Suite 460
San Antonio, TX 78230-2366

Phillips & Reiter, PLLC
Attn Dale A. Head
1300 W. Sam Houston Parkway S
Suite 340
Houston, TX 77042-2552

Anslow & Jaclin, LLP
Attn Greg Jaclin
Szaferman, Lakind, Blumenstein & Blader PC
101 Grovers Mill Road, Suite 200

River Oaks Investment Group, Inc.
8306 Ramblebrook Court
Humble, TX 77396

River Oaks Alternative Investment Fund LP
8306 Ramblebrook Ct.
Humble, TX 77396

Mark Townsend
8306 Ramblebrook Court
Humble, TX 77396

Thermo Credit, LLC
c/o Marcus A. Helt
Gardere Wynne Sewell LLP
1601 Elm Street, Suite 3000
Dallas, TX 75201

EDJV, LLC
c/o Keith Bradley
Bradley Law Firm
13 East Henderson Street
Cleburne, TX 76031

Triad Industries, Inc.
Attn David C. Burt
402 Bellevue Drive
Cleburne, TX 76033

Clear Water, Inc.
15242 39th Lane NW
Williston, ND 58801-8714

Connie Gorham
137 West 500 South
Manti, UT 84642

Connie Gorham
1778 Morning Glory Lane
Pocatello, ID 83201-1960

Vicki R. A. Carr
PO Box 421566
Houston, TX 77242-1566

Vicki R.A. Carr
11615 Noblewood Crest Ln
Houston, TX 77082-6812

Samantha Hepford
261 River Ridge
Spring Branch, Texas 78070

Samantha Hepford
16614 Foster Point Lane
Houston, Texas 77095

Linda McIlwain
3111 Rosemary Park Lane
Houston, Texas 77082

Martha Tessier
16614 Foster Point Lane
Houston, Texas 77095

Kara Kirker
13514 Greenwood Manor Dr R
Cypress, TX 77429-4838

Stanley Miller
26 Chatel Dr
Little Rock, AR 72223-9113

Stanley Miller
10816 Executive Center Dr Ste 200
Little Rock, AR 72211-4382

Patricia Miller
26 Chatel Dr
Little Rock, AR 72223-9113

Douglas Bean
16880 NE 79th Street
Redmond, Washington 98052

Douglas Bean
2826 222nd Ave Ne
Sammamish, WA 98074-6415

Hurley Fairview, LLC
c/o Craig E. Power
1221 Lamar St. 16th Floor
Houston, TX 77010

Hurley Enterprises, Inc.
P.O. Box 385
Fairview, Montana 59221

Hurley Family Trust
P.O. Box 200
Fairview, MT 59221

Vess Hurley
701 West 4th Street
Fairview, Montana 59221

Sheyenne Rae Nelson Hurley
701 West 4th Street
Fairview, Montana 59221

Southpaw Trust
2203 Greenhaven Dr.
Sugarland, Texas 77479

David Gorham
137 West 500 South
Manti, UT 84642

Christy Albeck
1303 Heathwick Ln.
Houston, TX 77043-4505

Albeck Financial Services, Inc.
11767 Katy Freeway, Suite 830
Houston, TX 77079

Recap Marketing & Consulting, LLP
P.O. Box 421566
Houston, Texas 77242

Robert L. Sonfield, Jr., PC
Robert L. Sonfield, Jr.
2500 Wilcrest Drive Ste 300
Houston, Texas 77042

Robert L. Sonfield, Jr. d/b/a Sonfield & Sonfield, P.C.
770 S. Post Oak Lane #435
Houston, Texas 77056

Delta S Ventures, LP
c/o Robert C. Rhodes
615 Longview Drive
Sugar Land, Texas 77478-3728

William E. McIlwain
3111 Rosemary Park Lane
Houston, TX 77082

John Howell
4502 Pinnacle Dr.
Medford, Oregon 97504

The Lunaria Heritage Trust
c/o Douglas Bean
16880 NE 79th Street
Redmond, WA 98052

Kelley Kirker
13514 Greenwood Manor Drive
Cypress, Texas 77429

American Equity Fund, LLC
c/o Robert C. Rhodes
P.O. Box 846
Stafford, Texas 77497-0846

Glenn Massey
12869 Kingsbridge Ln
Houston, TX 77077-2232

Gary Haak
2614 W. Sat Nam Way
Phoenix, AZ 85086-6683

Michelle Barnes
1318 Roundstone
Richmond, TX 77406

Jennifer Abney
2700 Woodland Park Drive, Apt. #512
Houston, TX 77082

Living Well Food Services, LLC
137 W 500 S
Manti, UT 84642-1632

Fat Boys, LLC
11767 Katy Freeway, Suite 830
Houston, TX 77079

Living Well Food Services, LLC
P.O. Box 215
Aberdeen, ID 83210

IP Barn LLC d/b/a Hidden Assets
11767 Katy Freeway, Suite 830
Houston, TX 77079

Alchemy Works, LLC
12603 Southwest Freeway, Suite 170
Stafford, TX 77477

Prestige Management Consultants, LLC
11767 Katy Freeway, Suite 830
Houston, TX 77079

Gestalt Manufacturing, LLC
11767 Katy Freeway, Suite 830
Houston, TX 77079

Raw Clay Supply, LLC
Harvard Business Services, Inc.
16192 Coastal Hwy
Lewes, DE 19958

Capital Expansions, LLC
121 Wisconsin Ave, Suite 101
Whitefish, MT 59937-2304

Rotund Boys, LLC (fictitious name)
11767 Katy Freeway, Suite 830
Houston, TX 77079

Manufacturing Ventures, LLC
11767 Katy Freeway, Suite 830
Houston, TX 77079

Black Ink Financial Controls, LLC
12320 Barker Cypress, Suite 600 #247
Cypress, TX 77429

Perfect Circle Water Systems, LLC
11767 Katy Freeway, Suite 830
Houston, TX 77079

PCWS, LLC
11767 Katy Freeway, Suite 830
Houston, TX 77079

Special Waste Management Services, LLC
12320 Barker Cypress, Suite 600 #247
Cypress, TX 77429

R & V RV Park, LLC
c/o Vess Hurley
RR 1 Box 1149
Fairview, MT 59221-9702

Flat Rock Rentals, LLC
c/o Vess Hurley
P.O. Box 200
Fairview, MT 59221

Mud Head, LLC
c/o Vess Hurley
13352 Highway 200
Fairview, MT 59221-9412

Mud Head, LLC
c/o Vess Hurley
P.O. Box 200
Fairview, MT 59221

Clearwater Inc.
c/o Luci Dishon
15242 39th Lane NW
Williston, ND 58801

BBMP Management, LLC
c/o Sheyenne Rae Nelson Hurley
13352 Highway 200
Fairview, MT 59221-9412

Studio H, LLC
c/o Sheyenne Rae Nelson Hurley
P.O. Box 200
Fairview, MT 59221

Studio H, LLC
c/o Sheyenne Rae Nelson Hurley
160th Ave NW
Fairview, MT 59221

John Hurlimann
199 Secarse Dr
Valley City, North Dakota 58072-2105

Reynaldo L. Diaz, Jr.
Reynaldo L. Diaz, Jr. P.C.
1615 Broadway Street
San Antonio, TX 78215

Donald Sapaugh
204 Century Drive
Friendswood, TX 77546-5563

Angela Brandt
Larson King, LLP
30 East Seventh Street Suite 2800
Saint Paul, MN 55101

Advanced Discovery
Attn David Gritzmacher
400 West 15th Street, Suite B-30
Austin, TX 78701

Court Reporters Clearinghouse, Inc.
1225 North Loop West, Suite 327
Houston, TX 77008

Accurate Court Reporting
24650 Sandhill Blvd, Suite 401
Punta Gorda, FL 33983

US Legal Support
363 North Sam Houston Parkway East
Suite 1200
Houston, TX 77060

Gilbert Herrera
Herrera Partners
1010 Lamar, Suite 600
Houston, TX 77002-6318

Armstrong Teasdale, LLP
Attn Gordon R. Goolsby
3770 Howard Hughes Parkway, Suite 200
Las Vegas, NV 89169

Bell Nunnally & Martin LLP
3232 McKinney Avenue, Suite 1400
Dallas, TX 75204-2429

Judicial Transcribers of Texas, LLC
935 Eldridge Road #144
Sugar Land, TX 77478

LegaLink, Inc.
One Merrill circle
St. Paul, MN 55108

Damon Pistulka
18021 85th Pl W
Edmonds, WA 98026-5301

Carol Wilson
8902 Sunnywood Dr
Houston, TX 77088-3729

Christopher Efird
14110 Champions Hamlet Ct
Houston, TX 77069

Christopher Efird
11767 Katy Freeway, Suite 830
Houston, TX 77079

Access Global Advisors, Inc.
11767 Katy Freeway, Suite 830
Houston, TX 77079

Copy Source 1, Ltd.
Attn: Lou Garcia
3511 Milam St.
Houston, TX 77002

Web-EZ Designs
3346 Rosetti Dr.
San Antonio, TX 78247-3119

Wiltel Communications LLC/Level 3
One Technology Center
100 South Cincinnati 13th Floor
Tulsa, OK 74103

LBB & Associates, Ltd., LLP
Attn: Carlos Lopez, CPA
10260 Westheimer Road, Suite 310
Houston, TX 77042

Watts Capital Partners, LLC
590 Madison Avenue, 34th Floor
New York, NY 10022

Steven Bonebreak
590 Madison Avenue, 34th Floor
New York, NY 10022

Edward Manibusan
6018 Elk Valley
San Antonio, TX 78249

Kathleen Keller
14135 Cougar Rock
San Antonio, TX 78230

Kenneth E. Ryon
1120 Applerock
Leander, TX 78641

Jorge Sepulveda
15831 Beaufort Blvd.
Selma, TX 78154

David S. Elder
Gardere Wynne Sewell LLP
1000 Louisiana, Suite 3400
Houston, TX 77002-5011

Venturebanc, Inc.
c/o Fritz Voelker
6490 E Dakota Ave
Denver, CO 80224-1247